                                                                    Exhibit 10.3

                      FIRST MORTGAGE AND SECURITY AGREEMENT


November 12, 2004


MORTGAGEE:             FORTRESS CREDIT CORP.
                       1251 Avenue of the Americas, 16th Floor
                       New York, NY 10021

MORTGAGOR:             ACE GAMING, LLC, a New Jersey limited liability company
                       c/o The Sands Hotel & Casino
                       Indiana Avenue & Brighton Park
                       Atlantic City, NJ 08401

MORTGAGED PREMISES:

                       Municipality: Atlantic City
                       County: Atlantic, State of New Jersey
                       Tax Map: Lots 10, 19, and 20 in Block 49; Lot 10 in Block 48; Lots 1, 2, 3, 4, 5, 6, 7, 9, 10, 11, 12,
                       and 19 in Block 47; Lot 5 in Block 46; Lot 8 in Block 48; and Lots 29 and 31 in Block 156

BEING MORE PARTICULARLY DESCRIBED IN SECTION 2 BELOW.

1. DEBT:

On even date herewith, the Mortgagor executed and delivered a guaranty (the "Guaranty") in favor of Mortgagee, guarantying as surety the payment and performance by Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation (the "Borrower"), of or under (i) a note (the "Note") in the original principal amount of up to TEN MILLION ($10,000,000.00) DOLLARS (the "Loan"), together with interest as provided in the Note, and (ii) the Loan Documents, as such term is defined therein. The terms and provisions of the Loan are described more fully in a certain Loan and Security Agreement, dated of even date with the Note, between Borrower and Mortgagee (the "LSA").

2. PROPERTY MORTGAGED:

To secure to the Mortgagee (i) the repayment of all sums due under this Mortgage, the LSA, the Guaranty, the Note (and all extensions, renewals, replacements and modifications thereof) and the other Loan Documents; (ii) the performance of all of the Mortgagor's obligations under the terms of this Mortgage, the Guaranty, the Note, the LSA, and the other Loan Documents; and
(iii) ALL OBLIGATIONS OF THE MORTGAGOR AND BORROWER TO THE MORTGAGEE, WHETHER DIRECT OR INDIRECT, ABSOLUTE OR CONTINGENT, JOINT OR SEVERAL OR NOW OR HEREAFTER EXISTING, including without limitation the Guaranty (subsections 2 (i), (ii) and
(iii) are collectively referred to as the "Liabilities"), the Mortgagor hereby mortgages, grants and conveys to the Mortgagee all of the rights and interests which the Mortgagor now has or will acquire with regard to the property described in Sections 2.1 through 2.8 below (collectively, the "Mortgaged Premises").

         2.1 All of the land located in the State of New Jersey and more particularly described in accordance with a legal description attached hereto as Schedule "A".

              This is a FIRST LIEN fee mortgage on the Mortgaged Premises.

         2.2 All tenements, buildings, improvements, hereditaments, estates, rights, titles, interests, privileges, liberties, easements and appurtenances of any nature whatsoever belonging, benefiting or in any way appertaining to the Mortgaged Premises, and all land lying in the bed of any street, road, or avenue, open or proposed, in front of or adjoining the Mortgaged Premises to the center line thereof.

         2.3 All furniture, fixtures, equipment and other articles of personal property owned by the Mortgagor and now or hereafter attached to or used in connection with, or with the operation of, any improvements located on the Mortgaged Premises, as to which this Mortgage constitutes a security agreement under the New Jersey Uniform Commercial Code (the "Code") in addition to and not in lieu of any other security agreement between the parties, including, without limitation, all building supplies and materials, furniture, fixtures and equipment, machinery, generators, partitions, elevators, steam and hot water boilers, heating, air conditioning equipment, lighting and power plants, fuel oil burning apparatus, pipes, plumbing, radiators, sinks, bath tubs, water closets, refrigerators, gas and electrical fixtures, sprinkler systems or other fire prevention or extinguishing apparatus and materials, including all accessories, additions, substitutions and replacements thereof, all of which shall be deemed to be and remain and form a part of the Mortgaged Premises and are covered by the lien of this Mortgage. If the lien of this Mortgage shall be subject to a conditional bill of sale, chattel Mortgage, or other security interest covering any such property, then all the right, title, and interest of the Mortgagor in and to such property, together with the benefits of any deposits or payments now or hereafter made thereon, are and shall be covered by the lien of this Mortgage.

         2.4 Any and all awards, damages, payments and other compensation, and any and all claims therefor and rights thereto, which may result from taking or injury by virtue of the exercise of the power of eminent domain, or any damage, improvements, injury or destruction in any manner caused to the Mortgaged Premises thereon, or any part thereof.

         2.5 All the rents, incomes, profits, revenues, royalties, bonuses, rights, accounts, contract rights, general intangibles and benefits under any and all leases or tenancies now existing or hereafter created of the Mortgaged Premises or any part thereof with the right to receive and apply the same to the Liabilities, and Mortgagee may demand, sue for and recover such payment but shall not be required to do so.

         2.6 The right, in the name and on behalf of Mortgagor, to appear in any and defend any action or proceeding brought with respect to the Mortgaged Premises and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Premises.

         2.7 All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims.

         2.8 All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Premises, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Mortgaged Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of t his Mortgage.

         TO HAVE AND TO HOLD the above granted and described Mortgaged Premises unto and to the proper use and benefit of the Mortgagee, its successors and assigns, Forever.

3. INCORPORATION BY REFERENCE:

The Note, the Guaranty, the assignment of leases of even date herewith from the Mortgagor to the Mortgagee (the "Assignment of Leases"), and all Loan Documents executed in connection therewith are hereby made a part of this Mortgage, to the extent and with the same effect as if fully set forth herein.

4. TERM:

This Mortgage shall terminate upon the payment in full of the Liabilities and the fulfillment or performance of all the conditions of this Mortgage and the Liabilities. Thereupon, the Mortgagee shall release the Mortgaged Premises and shall execute at the request of the Mortgagor a release of this Mortgage and any other instrument to that effect deemed necessary or desirable.

5. COVENANTS:

         5.1 Payment and Performance Mortgagor covenants to (i) pay to Mortgagee all sums required to be paid by the Mortgagor under the Note and Loan Documents, in accordance with their stated terms and conditions; (ii) perform and comply with all terms, conditions and covenants set forth in the Loan Documents by which the Mortgagor is bound; and (iii) perform and comply with all of Mortgagor's obligations and duties as landlord under any leases of the Mortgaged Premises.

         5.2 Seisin and Warranty The Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Premises, and the Mortgagor warrants the title to the Mortgaged Premises in accordance with a title commitment acceptable by the Mortgagee. The Mortgagor hereby covenants that the Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to the Mortgagee against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by the Mortgagee to protect fully the lien of this Mortgage.

         5.3  Insurance

              5.3.1 The Mortgagor hereby covenants to obtain and maintain at all times, throughout the term of this Mortgage, the following insurance covering the Mortgaged Premises:

                     5.3.1.1 Commercial general liability insurance insuring against any and all liability of the Mortgagor or claims of liability of Mortgagor arising out of, occasioned by or resulting from any accident or otherwise resulting in, on or about the Mortgaged Premises and the adjoining streets, sidewalks and passageways, in a minimum amount of $1,000,000.00 for death or bodily injury to any one Person in connection with one accident or occurrence in or about the Mortgaged Premises, $2,000,000.00 for death or bodily injury to one or more Persons in connection with one accident or occurrence in or about the Mortgaged Premises, and $200,000,000.00 property damage in connection with one accident or occurrence in or about the Mortgaged Premises (including, without limitation, blanket contractual liability insurance, garage liability, innkeeper's liability, products liability and elevator liability, if applicable);

                     5.3.1.2 (1) With respect to the Mortgaged Premises during any periods of construction, the Mortgagor shall provide "Special Form" Builders Risk Insurance (non-reporting form), including Flood, Earthquake, and "The Replacement Cost" Endorsement, written on a completed value basis in an amount not less than the total value of the premises under construction (less the total value of such improvements that are uninsurable under the policy - i.e., site preparation, grading, paving, parking lots, etc., excepting, however, excavation and foundation costs and costs of underground tanks, conduits, pilings and other similar underground items subject to collapse or damage by insured perils) without deduction for physical depreciation and
                              (2) with respect to the Mortgaged Premises at all other times, the Mortgagor shall provide "Special Form" Insurance (non-reporting form), including Flood, Earthquake, and "The Replacement Cost" Endorsement, written on a completed value basis in an amount not less than the total value of the Mortgaged Premises, without deduction for physical depreciation;

                     5.3.1.3 If the Mortgaged Premises are required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount not less than the outstanding principal of this Mortgage or the maximum limit of coverage available, whichever amount is less;

                     5.3.1.4 If required by Mortgagee, business interruption and/or loss of rental insurance sufficient to pay, during the period of interruption or loss, normal operating expenses of the Mortgaged Premises;

                     5.3.1.5 If required by Mortgagee, boiler and machine insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as the Mortgagee shall require from time to time, provided that the Mortgaged Premises contains equipment of such nature; and

                     5.3.1.6 Title insurance coverage in the form of a standard ALTA Mortgage title insurance policy insuring the Mortgage as a first lien, in the principal amount of the Note; subject, however, to certain "Permitted Exceptions" set forth on the Commitment for Title Insurance issued to the Mortgagee by The Title Company of Jersey, agent for Stewart Title Guaranty Company, No. 102162062, dated September 23, 2004, and continued and revised through the date hereof.

                     5.3.1.7 Excess/Umbrella Liability Insurance on a "Follow Form" basis with a minimum limit of liability of $10,000,000.00 for the Mortgaged Premises.

              5.3.2 Each insurance policy required under this Section 5.3 shall be written by insurance companies authorized or licensed to do business in New Jersey having an Alfred M. Best Company rating of "A" or higher and a financial size category of VII or better, and shall be on such forms and written by such companies as shall be reasonably approved by the Mortgagee.

              5.3.3 Each insurance policy required under this Section 5.3 providing insurance against loss or damage to property shall be written or endorsed so as to (i) contain a New Jersey standard Mortgagee or secured party endorsement, as the case may be, or its equivalent, and (ii) make all losses payable directly to the Mortgagee, without contribution.

              5.3.4 Each insurance policy required under this Section 5.3 providing public liability coverage shall be written and endorsed so as to name the Mortgagee as an additional insured, as its interest may appear.

              5.3.5 Each insurance policy required under this Section 5.3 shall contain a provision to the effect that such policy shall not be canceled or altered, or in any way limited in coverage or reduced in amount, unless the Mortgagee is notified in writing at least thirty (30) days prior to such change. At least thirty (30) days prior to the expiration of any such policy, the Mortgagor shall furnish evidence satisfactory to the Mortgagee that such policy has been renewed or replaced or is no longer required by this
                     Section 5.3.

              5.3.6 Each insurance policy required under this Section 5.3 (except flood insurance written under the federal flood insurance program) shall contain an endorsement by the insurer that any loss shall be payable to the Mortgagee, as its interest may appear, in accordance with the terms of such policy, notwithstanding any act or negligence of the Mortgagor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim, deduction or subrogation against the Mortgagor (so as not to interfere with the Mortgagee's rights).

              5.3.7 In the event of loss or damage to the Mortgaged Premises, Mortgagor will give immediate notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor and may negotiate settlement of any claims on behalf of Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft therefor and to sign any and all proofs of claim, any release and all other documents relating thereto. Mortgagee shall have the right to retain and apply the proceeds of any such insurance at its sole option, to reduction of the indebtedness secured hereby or to restoration or repair of the damaged property. In the event of a public liability claim, the proceeds of any insurance provided hereunder shall be applied toward extinguishing or satisfying the liability and expense incurred in connection therewith.

              5.3.8 The Mortgagor shall not take out separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless it is properly compatible with all of the requirements of this Section 5.3.

         5.4 No Encumbrances At no time throughout the term of this Mortgage shall the Mortgagor create or suffer to exist any new or refinanced mortgage, pledge, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process and burdens of any kind on the Mortgaged Premises without the prior express written consent of the Mortgagee.

         5.5 Taxes and Other Charges The Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by the Mortgagor and promptly pay and discharge all taxes, assessments, and other governmental charges imposed upon the Mortgagor, the Mortgaged Premises or on any of the Mortgagor's other property before the same shall become in default, or become a lien upon such property, except for those taxes, assessments and other governmental charges then being contested in good faith by the Mortgagor by appropriate proceedings and for which the Mortgagor has maintained adequate reserves in the sole judgment of the Mortgagee. The Mortgagor shall submit to the Mortgagee, upon request, an affidavit signed by the Mortgagor certifying that all federal, state and local information income tax returns have been filed to date and all real property taxes, assessments and other governmental charges with respect to the Mortgagor's properties have been paid to date.

         5.6 Tax Escrows Upon request by Mortgagee following the declaration of an Event of Default, the Mortgagor shall pay to the Mortgagee at the time of each installment of principal and interest due under the Note, one twelfth (1/12) of the actual (if known) or estimated (if unknown) annual taxes and assessments levied and assessed against the Mortgaged Premises. In such event, Mortgagor shall pay concurrently with each installment of principal and interest payable on the Note, a deposit in an amount as in the Mortgagee's discretion will enable the Mortgagee to pay (out of the monies so paid to the Mortgagee) at least thirty (30) days before due, all taxes, assessments, and similar charges affecting the Mortgaged Premises. At closing, a deposit will be made in an amount sufficient to cover the necessary accrued tax expense. No interest or other compensation shall be paid by Mortgagee to Mortgagor on the funds so held and accumulated. Such payment shall be held by the Mortgagee to be used by the Mortgagee in payment of such taxes and assessments. If such escrow funds are not sufficient to pay such taxes and assessments, as the same become payable, the Mortgagor shall pay to the Mortgagee, upon request, such additional amounts as the Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to the Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of the Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default (as hereinafter defined), the Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. If the Mortgagor is not required to pay such tax escrows pursuant to this Section 5.6, the Mortgagor shall provide to Mortgagee on an annual basis, within five (5) business days after each payment, copies of receipted tax bills, canceled checks or other evidence satisfactory to the Mortgagee evidencing that such taxes and assessments have been paid in a timely manner. Notwithstanding anything herein to the contrary, during the term of this Mortgage, Mortgagee, in its sole discretion, may require the establishment or re-establishment, as the case may be, of the tax escrow described above. Thereupon, Mortgagor immediately shall produce such escrow in such amount and on such forms as Mortgagee shall specify. No delay or omission by Mortgagee in exercising its right to require the establishment of a tax escrow or its prior exercise of such right, shall exhaust or impair, in any way, its right to assert or re-assert its right to such escrow.

         5.7 Advances with Respect to Mortgaged Premises The Mortgagor agrees that if, at any time during the term of this mortgage, the Mortgagor fails to perform or observe any covenant or obligation under this Mortgage, including, without limitation, payment of any tax assessment or other government charges, insurance premiums, appraisal charges as set forth in Section 5.17 hereof, environmental inspection, audit, testing or compliance costs as set forth in Section 10.3 hereof, or costs to keep the Mortgaged Premises in satisfactory repair and condition, the Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such non-performance or non-observance and provide payment thereof. All amounts advanced by the Bank shall be added to the amount secured by this Mortgage, and shall be due and payable, on demand, together with interest at the Default Rate of Interest specified in the LSA, such interest to be calculated from the date of such advance to the date of repayment thereof.

         5.8 Transfer of Title Without the prior express written consent of the Mortgagee, the Mortgagor shall not voluntarily or involuntarily sell, transfer, convey or in any other manner change (i) the ownership of the Mortgaged Premises, or any interest therein, or
              (ii) the ownership of the Mortgagor, or any interest therein, without satisfying the Liabilities in full.

         5.9 Mergers, Etc. The Mortgagor shall not merge with or into or consolidate with or into, or with respect to the Mortgaged Premises, sell, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (now owned or hereafter acquired) to any person, except as may be permitted in the LSA. If the Mortgagor is a corporation, it shall not sell, issue, or agree to sell or issue, any shares (voting, non-voting, preferred or common of any class) of Mortgagor, or purchase such shares except under such circumstances as will in the opinion of the Mortgagee not result in a material adverse change in the financial or business condition of the Mortgagor or the value of any security held by the Mortgagee. If the Mortgagor is a partnership, no partnership interest may be sold, transferred, assigned, or hypothecated. No new partners may be admitted without the Mortgagee's prior written consent, which consent shall not unreasonably be withheld.

         5.10 No Additional Liens on Fixtures Except as may be permitted in the LSA, the Mortgagor shall not remove or suffer to be removed from the Mortgaged Premises any fixtures (the term "fixtures" is defined by the law in New Jersey) presently or in the future owned by the Mortgagor (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value); nor will the Mortgagor execute any security interest upon any such fixtures, without the prior express written consent of the Mortgagee.

         5.11 Preservation, Maintenance and Repair

              5.11.1 All buildings and other improvements presently or in the future erected upon the Mortgaged Premises shall, at the Mortgagor's own cost and expense, be kept in good and substantial repair, working order and condition, and the Mortgagor shall from time to time make, or cause to be made, all necessary and proper repairs and replacements. The Mortgagor shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of all or any part of the Mortgaged Premises without the prior express written consent of the Mortgagee. All alterations, replacements, renewals or additions made pursuant to this Section 5.11, shall automatically become a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage.

              5.11.2 The Mortgagee shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable hour to inspect. In the event any such inspection reveals, in the sole discretion of the Mortgagee, the necessity for any repair, replacement, clean-up or maintenance, Mortgagor shall, at the discretion of the Mortgagee either (i) cause such work to be effected immediately, or (ii) establish an interest bearing reserve fund with the Mortgagee in an amount determined by the Mortgagee for the purpose of effecting such work.

         5.12 Compliance with Laws The Mortgagor hereby agrees to comply with all laws, rules, regulations and ordinances made or promulgated by lawful authority which are now or may hereafter by applicable to the Mortgaged Premises within such time as may be required by law. As of the date hereof, neither the Mortgagor nor any tenant in the Mortgaged Premises has received any notice from any such lawful authority that the Mortgaged Premises is in violation of any such law, rule, regulation or ordinance. The Mortgagor hereby covenants and agrees that, if such a notice is received by the Mortgagor or any tenant in the Mortgaged Premises at any time during the existence of this Mortgage, the Mortgagor shall immediately, but in any event within three (3) days of receipt of such notice, notify the Mortgagee in writing as to the nature and the extent of such claimed violation and shall further provide the Mortgagee a copy of such notice.

         5.13 Damage, Destruction and Condemnation

              5.13.1 If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Mortgagor under the Loan Documents and the Mortgagor shall continue to be obligated to make such payments.

              5.13.2 If all or any part of the Mortgaged Premises is partially or totally damaged or destroyed, the Mortgagor shall give prompt notice thereof to the Mortgagee. The Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to the Mortgagee. The Mortgagee is hereby authorized and empowered by the Mortgagor to settle, adjust or compromise, in consultation with the Mortgagor, any claims for loss, damage or destruction to the Mortgaged Premises. The Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. The Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to the Mortgagee to the extent of the Liabilities as remain unpaid. The Mortgagee shall have the option in its sole discretion, of paying or applying all or any part of the insurance proceeds to (i) reduction of the Liabilities;
                     (ii) restoration, replacement and rebuilding of the Mortgaged Premises in accordance with the Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) the Mortgagor.

              5.13.3 Nothing in this Section 5.13 shall relieve the Mortgagor of its duty to repair, restore, rebuild or replace the Mortgaged Premises following damage or destruction, or partial condemnation in the event that no or inadequate proceeds of insurance or condemnation awards are available to defray the cost of such repairing, restoring, rebuilding or replacement.

         5.14 Required Notices In addition to any notices required, including without limitation any notices of environmental matters, the Mortgagor shall notify the Mortgagee within three (3) days of (i) the receipt of notice from any governmental authority relating to the structure, use or occupancy of all or any part of the Mortgaged Premises, (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises, (iii) the receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Premises; or (iv) the commencement of any litigation affecting the financial ability of the Mortgagor or the value of the Mortgaged Premises.

         5.15 No Credits on Accounts of the Liabilities The Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Premises or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of this Mortgage.

         5.16 Books and Records The Mortgagor shall keep and maintain complete and accurate books and records in accordance with the requirements of the LSA, reflecting all of the financial affairs of the Mortgagor and all items or income and expense in connection with the operations of the Mortgaged Premises. The Mortgagor shall permit representatives of the Mortgagee to examine and audit the Mortgagor's books and records and to inspect the Mortgagor's facilities and properties as is provided in the LSA.

         5.17 Intentionally Omitted

    5.18 Financial Statements The Mortgagor shall provide to the Mortgagee the financial statements as is required by and in the manner set forth in the LSA within ninety (90) days of the close of each calendar year. All such statements shall set forth in reasonable detail the results of operations and conditions of the Mortgagor and shall be in a form satisfactory to Mortgagee.

6. DECLARATION OF NO OFFSET:

The Mortgagor represents to the Mortgagee that the Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. The Mortgagor shall, within three (3) days upon request in person or within ten (10) days upon request by mail, furnish a written statement in form satisfactory to the Mortgagee stating the amount due under the Liabilities and either that the Mortgagor knows of no such offsets or defenses or if such offsets or defenses are alleged to exist, the nature and extent thereof.

7. SECURITY AGREEMENT:

This Mortgage constitutes a security agreement under the Code and shall be deemed to constitute a fixture financing statement. Mortgagor hereby grants to Mortgagee, pursuant to the terms of the Loan Documents, a security interest in the personal and other property owned by Mortgagor and included in the Mortgaged Premises, in all replacements, substitutions and future additions thereto and in all rents, income, profits, revenues, accounts, contract rights and intangibles as more fully described in Section 2 hereof. Mortgagor shall at Mortgagor's own expense, execute and file such financing statements, continuation statements or other security agreements as Mortgagee shall require from time to time to perfect the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby authorizes Mortgagee to file such financing statements without the signature of Mortgagor. Mortgagor shall not change its principal place of business without giving Mortgagee at least thirty
(30) days prior written notice, which notice shall be accompanied by new financing statements executed by Mortgagor in the same form as the financing statements delivered to Mortgagee on the date hereof except for the change of address. Upon any Event of Default (as herein set forth), Mortgagee shall have, in addition to any other rights and remedies hereunder or under the Loan Documents, all of the rights and remedies granted to a secured party under the Code. Notwithstanding any release of any of the real property included in the Mortgaged Premises, any proceedings to foreclose this Mortgage or its satisfaction of record, the terms of this Section 7 shall survive as a security agreement until the satisfaction in full of the Liabilities.

8.  ABSOLUTE ASSIGNMENT OF RENTS AND LEASES:

    8.1 The Mortgagor hereby absolutely assigns and sets over to the Mortgagee the rents, income and profits arising out of or from the Mortgaged Premises for the purpose of making the payment of the indebtedness secured by this Mortgage and, so long as there shall exist no Event of Default under the Note, this Mortgage or any of the other Loan Documents, there is reserved to the Mortgagor a license to collect as they become due, but not prior to accrual, all rents, income and profits from the Mortgaged Premises and the proceeds of rent insurance and to retain, use and enjoy the same and to apply such rents, issues, income and profits, all as more specifically provided for and required under the Note and this Mortgage to the payment of (i) the cost of all such alterations, renovations, repairs, replacements and maintenance and expenses incident to taking and retaining possession of the Mortgaged Premises and the management and operation thereof and keeping the same insured, (ii) all taxes, charges, claims, assessments, water rents, sewer rents and any and all other liens on the Mortgaged Premises and premiums for said insurance, with interest on all such items and (iii) the repayment of indebtedness herein described then due and payable, together with all costs and reasonable attorneys' fees, before using any part of the same for any other purpose. Upon the occurrence of an Event of Default under the Note, this Mortgage or any of the other Loan Documents, such license granted to the Mortgagor shall be immediately revoked without further demand or notice from the Mortgagee, and the Mortgagee is hereby empowered to enter upon and take possession of the Mortgaged Premises for the purpose of collecting the same and to let the Mortgaged Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this Mortgage is paid in full and discharged of record. The Mortgagor shall not, without the prior express written consent of the Mortgagee, receive or collect rent from any tenant of the Mortgaged Premises or any part thereof for a period of more than one (1) month in advance and upon the occurrence of an Event of Default under the Note, this Mortgage or any of the other Loan Documents, the Mortgagor shall pay monthly in advance to the Mortgagee or to any receiver appointed to collect such rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Mortgaged Premises or of such part thereof as may be in the possession of the Mortgagor and, upon default in any such payment, the Mortgagor shall vacate and surrender the possession of the Mortgaged Premises to the Mortgagee or to such receiver. If the Mortgagor does not so vacate and surrender the Mortgaged Premises, then the Mortgagor may be evicted by summary proceedings.

9.  CHANGE IN LAWS:

During the term of the Mortgage, in the event of the passage after the date of this Mortgage of any law of the State of New Jersey, or any other governmental entity, changing the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of the Mortgagee, then the Mortgagor shall pay the full amount of such taxes; provided that if payment by the Mortgagor of any such new taxes would be unlawful or usurious, the Mortgagee may, at the Mortgagee's option, (i) declare the Liabilities to be immediately due and payable; or (ii) pay that portion of such taxes as renders the Liabilities unlawful or usurious, in which event the Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion of said taxes.

10. ENVIRONMENTAL COVENANTS:

Mortgagor represents and warrants, to the best of its knowledge after due inquiry and investigation, as follows:

    10.1 Mortgagor's Representations & Warranties

         10.1.1 None of the real property owned and/or occupied by Mortgagor and located in the State of New Jersey, including, but not limited to the Mortgaged Premises, has ever been used by previous owners and/or operators to refine, produce, store, handle, transfer, process or transport "Hazardous Substances", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, and Mortgagor has not in the past, nor does Mortgagor intend in the future, to use said real property, including but not limited to the Mortgaged Premises, for the purpose of refining, producing, storing, handling, transferring, processing or transporting said "Hazardous Substances".

         10.1.2 None of the real property owned and/or occupied by Mortgagor and located in the State of New Jersey, including but not limited to the Mortgaged Premises, has been or is now being used as a "Major Facility", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, and said real property, including but not limited to the Mortgaged Premises, will not be used as a "Major Facility" after completion of the construction, renovation, restoration and other developmental work there on.

         10.1.3 No lien has been attached to any revenues or any real or personal property owned by Mortgagor and located in the State of New Jersey, including, but not limited to the Mortgaged Premises, as a result of the chief executive of the New Jersey Spill Compensation Fund expending monies from said fund to pay for "Damages', as such term is defined in N.J.S.A. 58:20-23.11g and/or "Cleanup and Removal Costs", as such term is defined in N.J.A.C. 7:1E-1.6, arising from an intentional or unintentional action or omission of Mortgagor or any previous owner and/or operator of said real property, including, but not limited to the Mortgaged Premises, resulting in the releasing, spilling, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, into the waters of the State of New Jersey or onto land from which it might flow or drain into said waters or into waters outside the jurisdiction of the State of New Jersey where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

         10.1.4 Mortgagor has complied fully with the requirements of the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23-11 et seq.) and the regulations promulgated thereunder (N.J.A.C. 7:1E-1.6 et seq.) as same may be amended from time to time, with respect to the Mortgaged Premises and any other real property owned and/or operated by Mortgagor and located in New Jersey.

         10.1.5 Mortgagor has not received a summons, citation, directive, letter or other communication, written or oral, from the New Jersey Department of Environmental Protection ("NJDEP") concerning any intentional or unintentional action or omission on Mortgagor's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.A.C. 7:1E-1.6, into the waters or onto the lands of the State of New Jersey, or into the water outside the jurisdiction of the State of New Jersey, resulting in damage to the land, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

         10.1.6 None of the real property owned and/or occupied by Mortgagor and located in the State of New Jersey, including, but not limited to the Mortgaged Premises, has ever been used by previous owners and/or operators to generate, manufacture, refine, transport, treat, store, handle or dispose of "Hazardous Substances" or Hazardous Wastes", as such terms are defined in N.J.A.C. 7:1-1.6 and N.J.A.C. 7:26-1.4, as same may be amended from time to time, respectively, and the Mortgagor does not intend to use any of its real property, including but not limited to, the Mortgaged Premises, for such purposes.

         10.1.7 There is no presence of "Hazardous Substances" or "Hazardous Wastes", as such terms are defined in N.J.A.C. 7:1E-1.6 and N.J.A.C. 7:26-1.4, respectively, and the Mortgagor has found no evidence of the presence of said "Hazardous Substances" or "Hazardous Wastes" on or in the Mortgaged Premises.

         10.1.8 In connection with any purchase of the Mortgaged Premises or any business or assets located thereon or any "closing, terminating or transferring operations" of any "industrial establishment" occurring on or after December 31, 1983, Mortgagor required that the Seller of said real property, including the Mortgaged Premises, or business or assets located thereon, comply with the provisions of the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq. ("ECRA"), the New Jersey Industrial Site Recovery Act, ("ISRA") as same may be amended from time to time, or obtain a Letter of Non-Applicability ("LNA") from the NJDEP that ECRA/ISRA was not applicable to the captioned purchase, and the Seller did comply therewith.

         10.1.9 Mortgagor represents that there are no underground storage tanks located at or on the Mortgaged Premises that are not regulated in accordance with law. Underground storage tanks shall have the definition as set forth in N.J.SA. 58:10A.22(p).

         10.1.10 Mortgagor represents that the real property is in full compliance with all other statutes, including without limitation federal statutes, affecting same.

    10.2 Mortgagor's Covenants

         10.2.1 If Mortgagor ever becomes such an owner or operator, then Mortgagor shall furnish the NJDEP with all the information required by N.J.A.C. 7:1E-1.1 et seq. as same may be amended from time to time.

         10.2.2 Mortgagor shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a "Hazardous Substance", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, into waters of the State of New Jersey or onto the lands from which it might flow or drain into said waters, or into waters outside the jurisdiction of the State of New Jersey, where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey, unless said release, spill, leak, pumping, emitting, pouring, emptying or dumping is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authorities.

         10.2.3 So long as Mortgagor shall own or operate any real property located in the State of New Jersey, which is used as a "Major Facility", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, Mortgagor shall duly file or cause to be duly filed with the Director of the Division of Taxation in the New Jersey Department of the Treasury, a tax report or return and shall pay or make provisions in accordance with and pursuant to N.J.S.A. 58:10-23.11H.

         10.2.4 In the event that there shall be filed a lien against the Mortgaged Premises by the NJDEP, pursuant to and in accordance with the provisions of N.J.S.A. 58:10-23.11(f), as same may be amended from time to time, as a result of the chief executive of the New Jersey Spill Compensation Fund having expended monies from said fund to pay for "Damages", as such term is defined in N.J.S.A. 58:10-23.11(g), as same may be amended from time to time, and/or "Cleanup and Removal Costs", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, arising from an intentional or unintentional action or omission of Mortgagor, resulting in the releasing, spilling, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.A.C. 7:1E-1.6, as same may be amended from time to time, into the waters of the State of New Jersey or onto lands from which it might flow or drain into said waters, the Mortgagor shall, within thirty (30) days from the date that Mortgagor is given notice that the lien has been placed against the Mortgaged Premises or within such shorter period of time in the event that the State of New Jersey has commenced steps to cause the Mortgaged Premises to be sold pursuant to the lien, either (i) pay the claim and remove the lien from the Mortgaged Premises, or (ii) furnish (a) a bond satisfactory the Title Insurance Company and Mortgagee in the amount of the claim out of which the lien arises, (b) a cash deposit in the amount of the claim out of which the lien arises, or (c) other security reasonably satisfactory to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

         10.2.5 Should Mortgagor cause or permit any intentional or unintentional action or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.A.C. 7:1E-1.6 as same may be amended from time to time, into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey, without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up such spill, leak, etc. in accordance with the provision of the New Jersey Spill Compensation and Control Act.

         10.2.6 If Mortgagor shall own or operate any underground storage tanks, as that term is defined at N.J.S.A. 58:10-A-22(p), at or on the Mortgaged Premises, Mortgagor shall comply with all requirements of N.J.S.A. 58:10A-21, et seq., including but not limited to, registration of all underground storage tanks, inventory control and record keeping, testing, or monitoring, installation of leak detection systems or secondary containment of underground tanks, or other activities as may be required by regulations promulgated by the NJDEP.

         10.2.7 In the event that there shall be filed a lien against the Mortgaged Premises by the NJDEP, or in the event that an Administrative Order, directive, or other notice, whether oral or written, is received pursuant to the terms of N.J.S.A. 58:10A-21 et seq. as same may be amended from time to time, requiring remediation or payment for remediation performed by the NJDEP or any consultant or contractor retained by the NJDEP to remediate any release of hazardous substances from underground storage tanks, then Mortgagor shall comply with the terms of any such order or directive or Mortgagor shall, within thirty (30) days from the date that Mortgagor is given notice of action taken on the Mortgaged Premises by NJDEP or its agents, pay the amount set forth in said directive, notice or order so as to prevent the creation of a lien on the Mortgaged Premises by virtue of such action.

    10.3 Right to Inspect and Cure The Mortgagee shall have the right to conduct or have conducted by its agent or contractors, such environmental inspections, audits and testing as the Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of the Mortgagor. The cost of such tests shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall cause each lessee of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying such information concerning the operations conducted and Hazardous Substances or Hazardous Wastes located at the Mortgaged Premises. In the event that the Mortgagor fails to comply with any applicable environmental law then the Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage and shall bear interest from the date of demand at the rate of interest then in effect under the Note plus five (5%) percent per annum.

11. INDEMNIFICATION:

    11.1 The Mortgagor hereby agrees to and does hereby indemnify, protect, defend and save harmless the Mortgagee, and any entity which "controls" the Mortgagee, within the meaning of the Securities Act of 1933, as amended, any member, officer, director, official, agent, employee and attorney of the Mortgagee, and their respective heirs, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or Liabilities of any kind or nature and from any suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents and the transactions contemplated therein (unless caused by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation:
         (i) disputes between any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission or act by the Mortgagee in connection with the Mortgaged Premises; (ii) losses, damages, expenses or liabilities sustained by the Mortgagee in connection with any environmental inspection, sampling or cleanup of the Mortgaged Premises required or mandated by any applicable environmental law; (iii) any untrue statement of material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of the Mortgagor to perform any obligations herein required to be performed by the Mortgagor; and
         (v) the ownership, construction, occupancy, operation, use and maintenance of the Mortgaged Premises.

    11.2 In case any action shall be brought against the Mortgagee in respect to which indemnity may be sought against the Mortgagor, the Mortgagee shall promptly notify the Mortgagor and the Mortgagor shall assume the defense thereof, including the employment of counsel selected by the Mortgagor and satisfactory to the Mortgagee, the payment of all costs and expenses and the right to negotiate and consent to settlement. The Mortgagee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof. The Mortgagor shall not be liable for any settlement of any such action effected without its consent, but if settled with the Mortgagor's consent, or if there be a final judgment of the claimant in any such action, the Mortgagor agrees to indemnify and save harmless the Mortgagee from and against any loss or liability by reason of such settlement or judgment.

    11.3 The provisions of this Section 11 shall survive the repayment of the Liabilities.

12. EVENTS OF DEFAULT:

    12.1 The Mortgagor shall be in default of this Mortgage upon the occurrence of any Event of Default that is described in the LSA, the Note, the Guaranty, or the other Loan Documents.

13. REMEDIES:

IF ANY EVENT OF DEFAULT SHALL HAVE OCCURRED, THE MORTGAGEE MAY TAKE ANY OF THE FOLLOWING ACTIONS (WITHOUT THE OBLIGATION TO MARSHAL), IN ADDITION TO ANY OTHER REMEDIES AVAILABLE AT LAW, IN EQUITY, OR BOTH:

    13.1 Acceleration The Mortgagee may declare the entire amount of the Liabilities immediately due and payable without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in the Loan Documents. The Mortgagee may collect interest from the date of default on the unpaid balance of the Liabilities, at the Default Rate of Interest set forth in the LSA.

    13.2 Possession The Mortgagee may enter upon and take possession of the Mortgaged Premises; lease and let the Mortgaged Premises; and receive all the rents, income, issues and profits thereof which are overdue, due or to become due; and apply the same, after payment of all necessary charges and expenses, on account of the amounts hereby secured. The Mortgagee is given and granted full power and authority to do any act or thing which the Mortgagor or successors or assigns of the Mortgagor who may then own the Mortgaged Premises might or could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents, if any. Should such rents or any part thereof be assigned without the consent of the holder of this Mortgage, then this Mortgage shall at the option of the holder hereof become due and payable immediately, anything herein contained to the contrary notwithstanding.

    13.3 Foreclosure The Mortgagee may institute an action of mortgage foreclosure, or take other action as the law may allow, at law or in equity, or both, for the enforcement of this Mortgage. In case of any sale of the Mortgaged Premises by judicial proceedings, the Mortgaged Premises may be sold in one parcel or in such parcels, manner or order as the Mortgagee in its sole discretion may elect. The Mortgagee shall not be required to marshal any of the security under this Mortgage. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by the Mortgagor as defense in any proceeding instituted by the Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

    13.4 Appointment of Receiver. The Mortgagee may have a receiver of the rents, income, issues and profits of the Mortgaged Premises appointed without the necessity of proving either the depreciation or the inadequacy of the value of the security or the insolvency of the Mortgagor or any person or party who may be legally or equitably liable to pay monies secured hereby, and the Mortgagor and each such person or party waive such proof and consent to the appointment of a receiver.

    13.5 Fair Rental Payments. If the Mortgagor or any subsequent owner is occupying the Mortgaged Premises or any part thereof, it is hereby agreed that such occupants shall pay such reasonable rental monthly in advance as the Mortgagee shall demand for the Mortgaged Premises or the part so occupied, and for the use of personal property covered by this Mortgage or any chattel mortgage.

    13.6 Excess Monies. The Mortgagee may apply on account of the unpaid indebtedness evidenced by the Note (including any unpaid accrued interest) owed to the Mortgagee after a foreclosure sale of the Mortgaged Premises, whether or not a deficiency action shall have been instituted, any unexpended monies still retained by the Mortgagee that were paid by the Mortgagor to the Mortgagee (i) for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or (ii) in order to secure the performance of some act by the Mortgagor.

    13.7 Remedies at Law or Equity. The Mortgagee may take any of the remedies otherwise available to it as a matter of law or equity.

14. MISCELLANEOUS:

    14.1 Cumulative Rights. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to, and not in substitution for or derogation of the rights and remedies conferred by any applicable law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Note either to the maker or to any other person or party, the taking of other or additional security for the payment thereof, or releasing of any security, or changing any of the terms of this Mortgage, the Note or any other obligation accompanying this Mortgage, or the waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder nor operate as a release from any personal liability upon the Note or other obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Note or obligations.

         14.2    Application of Proceeds.

         (i) All payments and proceeds received under this Mortgage after the occurrence of an Event of Default shall be applied in the following order of priority:

             (a) First, to the payment of all fees, costs and expenses (including reasonable attorneys' fees and expenses, and expressly including any and all post-judgment collection costs and expenses) incurred by the Mortgagee and/or its agents or representatives in connection with the realization of such payments or proceeds;

             (b)Next, to the payment in full of all unpaid principal, accrued interest and other sums, if any, due and owing under the Note; and

             (c) Next, the balance, if any, of such payments, proceeds, or amounts to the Mortgagor, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto.

         (ii) If the amount of the proceeds received from the sale or other disposition of the Mortgaged Premises shall be insufficient to satisfy in full the amounts referred to in subparagraphs (a) and (b) of this
         Section 14.2, then the Mortgagor shall remain and be liable for any such deficiency

    14.3 Waiver of Defaults The Mortgagee may, by written notice to the Mortgagor, waive any Event of Default hereunder and its consequences and rescind any acceleration or maturity of principal. In every case of any such waiver or rescission, in accordance with the preceding sentence, the Mortgagee shall be bound thereby.

    14.4 Agreement to Pay Attorneys' Fees and Expenses Upon the occurrence of an Event of Default, as a result of which the Mortgagee shall employ attorneys or incur other expenses for the collection of the Liabilities or performance of any agreement on the part of the Mortgagor contained herein, the Mortgagor shall, on demand, pay to the Mortgagee, the reasonable fee of such attorneys (or allocated costs of the Mortgagee's in-house legal counsel) and such other reasonable expenses so incurred by the Mortgagee.

    14.5 Moratorium Laws; Right of Redemption Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Premises or any part thereof, wherever enacted, now or at any time hereafter in force providing for the valuation or appraisal of the Mortgaged Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to any decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof.

    14.6 Mortgagee's Rights Concerning Application of Amounts Collected Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, Mortgagee may apply, to the extent permitted by law, any amount collected hereunder to principal, interest or any other sum due under the Note or otherwise in respect of the Loan in such order and amounts, and to such obligations, as Mortgagee shall elect in its sole and absolute discretion.

    14.7 No Additional Waiver Implied By One Waiver The Mortgagee shall not be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the Mortgagee and then only to the extent specifically set forth therein. In the event any agreement contained in the Mortgage should be breached by the Mortgagor and thereafter waived by the Mortgagee, such waiver shall be limited to the actual breach so waived and shall not be deemed to waive any other breach hereunder.

    14.8 No Oral Modifications The terms of this Mortgage may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

    14.9 Partial Invalidity The unenforceability or invalidity of any one or more provisions shall not render any of the provisions unenforceable or invalid.

    14.10 Binding Effect The covenants, conditions and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the respective parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided however, that this Mortgage cannot be assigned by the Mortgagor without the prior express written consent of the Mortgagee.

    14.11 Captions The captions preceding the text of the sections of this Mortgage are used solely for the convenience of reference and shall not affect the meaning or construction of this Mortgage.

    14.12 Number and Gender In the event that the Mortgagor consists of more than one person or entity, the obligations and liabilities hereunder of each such person or entity shall be joint and several and the word "Mortgagor" shall mean all or some or any of them. For the purpose of this Mortgage, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

    14.13 Commercial Loan The Mortgagor represents and warrants that the loan secured by this Mortgage was obtained solely for the purpose of providing working capital.

    14.14 Modification of Mortgage This Mortgage is subject to "modification" as such term is defined in P.L. 1985 c.353 (N.J.S.A. 46:9-8.1 et seq.) and shall be subject to the priority provisions thereof.

    14.15 New Jersey Law Governs This Mortgage shall be governed and construed in accordance with the laws of the State of New Jersey, without giving effect to choice of law rules.

    14.16 Consent to Jurisdiction The Mortgagor hereby irrevocably consents to the jurisdiction of the State of New Jersey (venued in Atlantic County) and to the jurisdiction of the United States District Court for the District of New Jersey, for the purpose of any suit, action or other proceeding arising out of or relating to this Mortgage or any other Loan Document, or the subject matter hereof or thereof. The Mortgagor hereby waives, and agrees not to assert, any such suit, action or proceeding, any claim that it is not personally subject to such jurisdiction, or any right to remove an action brought in State or Federal Court, or any claim that such suit, action or proceeding is in an inconvenient forum or that the venue thereof is improper. The Mortgagor agrees that service in any such action, whether or not in either such jurisdiction, may be effected by means in accordance with the provisions hereinafter set forth or by any other means of service allowed by law.

    14.17 Notices Unless otherwise indicated differently, all notices which may be required hereunder shall be in writing and shall be personally delivered or sent by telex (answer back received), courier, or first-class certified or registered United States mail, postage prepaid, return receipt requested, and sent to the party at its address appearing above or such other address as any party shall hereafter inform the other party by notice given as aforesaid. All notices shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, whichever occurs first except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed.

    14.18 Waiver of Jury Trial THE MORTGAGOR AND MORTGAGEE HEREBY WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS MORTGAGE OR THE LOAN DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL WITH RESPECT TO THIS WAIVER.

    14.19 Disassociation, Solvency, and Default of Borrower and Guarantors All sums payable under the Note, Mortgage and Loan Documents shall become due at the option of the Bank in the event of the filing by the Mortgagor of a petition in bankruptcy or insolvency, or in reorganization, or for the appointment of a receiver or a trustee, or the making of an assignment for the benefit of creditors or the filing of a petition for an arrangement by the Mortgagor which is not withdrawn or dismissed and/or terminated before the expiration of sixty (60) days from the date thereof, or in the event of the filing against the Mortgagor of the following, which said filings are not withdrawn or discharged within sixty (60) days therefrom: a petition in bankruptcy or insolvency, or in reorganization, or for the appointment of a receiver or a trustee, or the filing of a petition for an arrangement.

         IN WITNESS WHEREOF, this mortgage has been duly executed and sealed by the mortgagor on the day and year first written above.

RECEIPT, WITHOUT CHARGE, OF A TRUE COPY OF THIS MORTGAGE IS ACKNOWLEDGED.

                                                    ACE GAMING, LLC

                                                    By:/s/ George Toth
                                                    Name: George Toth
                                                    Title: President